Goodwill & Intangible Assets, Net (Details) - Schedule of Amortization of intangible assets for each of the next five years and thereafter - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Schedule Of Amortization Of Intangible Assets For Each Of The Next Five Years And Thereafter [Abstract]
2023	$ 10,607
2024	10,607
2025	10,498
2026	9,959
2027 and thereafter	49,548
Total	$ 91,219	$ 101,826